UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 30, 2014 (May 27, 2014)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On May 27, 2014, Magnum Hunter Resources Corporation (the “Company”, “we”, “us” or “our”) entered into a securities purchase agreement (the “Purchase Agreement”) with Relational Investors LLC and certain of its affiliates (“Relational”) to sell, in a private offering, 21,428,580 shares (the “Shares”) of its common stock, par value $0.01per share (“Common Stock”), and warrants (the “Warrants”) to purchase up to an aggregate of 2,142,858 shares of Common Stock (the “Warrant Shares” and, together with the Shares, the “Registrable Shares”) for gross proceeds of $150,000,060. The private offering closed on May 29, 2014.  The Company intends to use the net proceeds from the sale for general corporate purposes, which the Company anticipates will include (i) adding an additional drilling rig to accelerate its drilling operations in the Marcellus Shale and Utica Shale in Ohio and West Virginia on the Company’s existing approximately 200,000 leasehold acres, (ii) funding the acquisition of new oil and gas leases covering acreage in those shale plays in Ohio and West Virginia and (iii) repaying a portion of the outstanding indebtedness under its senior revolving credit facility.  The Purchase Agreement contains terms and conditions that are customary for a transaction of this type.  Under the Purchase Agreement, the Company and Relational also agreed to certain customary cooperation provisions.

The Warrants represent the right to purchase fully paid and non-assessable shares of Common Stock at an initial exercise price of $8.50 per share (subject to certain adjustments to the exercise price and the number of shares of Common Stock issuable upon exercise of the Warrants, as set forth in the Warrants). No fractional share or cash in lieu thereof is required to be issued or paid upon the exercise of the Warrants.  The Warrants are exercisable beginning on May 29, 2014, and thereafter until April 15, 2016.

The Company may redeem the Warrants at any time in whole or in part at $0.001 per share of Common Stock issuable upon exercise of the Warrants (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) upon not less than 30 days’ prior written notice to the registered holders of the Warrants. In the event the Company exercises its right to redeem the Warrants, the Warrants may be exercised until the close of business on the redemption date to the extent the exercise of the Warrants is otherwise permitted by the terms of the Warrants.  Notwithstanding the foregoing, the Company may redeem the Warrants only if it also redeems the warrants it previously issued pursuant to that certain Warrants Agreement, dated October 15, 2013, by and between the Company and American Stock Transfer & Trust Company, Inc.

The Company also entered into a registration rights agreement dated May 27, 2014 (the “Registration Rights Agreement”) with Relational pursuant to which the Company has agreed to file a registration statement registering the resale of the Registrable Shares within 10 days following the closing of the private offering. The Registration Rights Agreement requires the Company to use its reasonable best efforts to have the registration statement declared effective within 90 days following the closing of the private offering (or 120 days if the Company receives written comments from the Securities and Exchange Commission (“SEC”) on the registration statement). If (i) the registration statement registering the resale of the Registrable Shares has not been filed within 10 days or declared effective within 90 or 120 days, as applicable, following the closing of the private offering or, after effectiveness, the registration statement ceases to be effective and available for resales (subject to certain exceptions and grace periods), or (ii) the Company fails to satisfy the current public information requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), and, as a result, Relational is unable to sell the Registrable Shares without restriction under Rule 144, then the Company will be required to pay to the Relational investors, pro rata, as liquidated damages, an amount equal to 1% of the aggregate purchase price for any Registrable Shares then held by Relational for each one-month period of delay (pro-rata for a lesser period of delay).  The maximum aggregate liquidated damages that may be payable by the Company under clause (i) of the preceding sentence shall be 5% of the aggregate purchase price for any Registrable Shares and under clause (ii) of the preceding sentence shall be 10% of the aggregate purchase price for any Registrable Shares.

The offer and sale of the Shares and the Warrants described above were made without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Regulation D under the Securities Act. The offer and sale of the Shares and the Warrants satisfied the conditions of Rule 506 under the Securities Act.

The foregoing summary of the Purchase Agreement, the Registration Rights Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the documents, copies of which are filed hereto as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and are incorporated in this Item 1.01 by reference.

Item 3.02              Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference herein.

Item 7.01              Regulation FD Disclosure.

Press Release

On May 28, 2014, the Company issued a press release announcing that it has entered into the Purchase Agreement and the Registration Rights Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SEC Review of Registration Statement for the Company’s March 2014 Private Offering

The Company has filed with the SEC a Registration Statement on Form S-1 (the “Registration Statement”) registering shares of its Common Stock for resale by investors that purchased the shares in the Company’s previously announced private offering completed on March 26, 2014, as required pursuant to a registration rights agreement entered into with those investors.

The Company has received written comments from the staff of the SEC on the Registration Statement, including comments on the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as amended (the “Form 10-K”), which is incorporated by reference into the Registration Statement. These comments request that the Company amend the Form 10-K to provide additional disclosures regarding the Company’s reserves of oil and natural gas and related matters and the determination of certain elements of the Company’s 2013 executive compensation.

The Company expects that it will file an amendment to the Form 10-K in response to the comments. Although the staff’s review of the Registration Statement and the Form 10-K is ongoing, the Company expects that the amendment to the Form 10-K will include additional disclosures regarding the matters to which the comments relate, but that the amendment will not include material revisions to the information included in the Form 10-K as previously filed.

Specifically, the Company does not expect that the amendment to the Form 10-K will include changes to the Company’s audited consolidated financial statements as previously filed or revisions to previously reported estimates of the Company’s proved reserves, items of executive compensation or other financial or operational data.

* * * * *

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the related Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated as of May 27, 2014, by and among the Registrant and investors party thereto.

10.2	Registration Rights Agreement, dated as of May 27, 2014, by and among the Registrant and investors party thereto.

10.3	Form of Warrant to Purchase Shares of Common Stock of Magnum Hunter Resources Corporation.

99.1	Press Release of Magnum Hunter Resources Corporation, dated May 28, 2014.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K includes “forward-looking statements” as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements, including statements regarding the sale of the Shares and our expected use of proceeds therefrom. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in this current report and other filings made by us with the SEC. Among the factors that could cause results to differ materially are those risks discussed in this and other reports filed by us with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in this and those filings, specifically those under the heading “Risk Factors.” Forward-looking statements speak only as of the date of the document in which they are contained, and we do not undertake any duty to update any forward-looking statements except as may be required by law.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: May 30, 2014	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated as of May 27, 2014, by and among the Registrant and investors party thereto.

10.2	Registration Rights Agreement, dated as of May 27, 2014, by and among the Registrant and investors party thereto.

10.3	Form of Warrant to Purchase Shares of Common Stock of Magnum Hunter Resources Corporation.

99.1	Press Release of Magnum Hunter Resources Corporation, dated May 28, 2014.